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                                                                   EXHIBIT 10.86

                        WORLDWIDE WEB NETWORX CORPORATION
                                  P.O. BOX 460
                               VILLANOVA, PA 19085
                                 (610) 527-3554
                               (610) 527-9411 FAX

                                 March 22, 2001


International Commerce Exchange Systems, Inc.
18 W. 18th Street
New York, NY

eMarketplaces, Inc.
18 W. 18th Street
New York, NY

RE:   LETTER OF INTENT

Gentlemen:

This will confirm that we have agreed to amend the letter of intent, dated February 12, 2001, by and among International Commerce Exchange Systems, Inc., eMarketplaces, Inc. and WorldWide Web NetworX Corporation (the "LOI"), as amended by that certain amendment, dated February 16, 2001 (the "Amendment"), as follows:

  1.  The Closing Date is hereby changed to May 1, 2001.

  2. Paragraph 1(d)(iv) of the LOI is hereby deleted and the following is hereby substituted in its place:

      "WWWX's receipt of a fairness opinion with respect to the Transaction which is reasonably acceptable to both WWWX and the Purchaser, prior to the Closing"

  3.  Paragraphs 1(d)(v) and 2 of the LOI are hereby deleted in their entirety.

  4.  The Due Diligence Deadline is hereby extended through April 18, 2001.

  5. Paragraph 4(d)(i) of the LOI is hereby deleted in its entirety and the following is hereby substituted in its place:

      "elect directors"

  6. Paragraph 6 of the LOI and the Amendment are each hereby deleted in their entirety.

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  7.  The date set forth in Paragraph 7(c) is hereby changed to May 1, 2001.

  8. All capitalized terms used herein and not otherwise defined herein shall have the same meaning given to those terms in the LOI.

  9. This amendment may be signed in one or more counterparts, each of which will be considered an original and all of which will constitute the same document.

 10. This amendment shall be governed by the laws of Delaware without regard to its principles of conflict of laws.

 11. Except as specifically provided herein, the LOI shall remain in full force and effect, as written.

If the foregoing accurately reflects our agreement with respect to the amendment of the LOI, please execute this letter in the space provided below and return it to the undersigned.


Very truly yours,


G. David Rosenblum
Interim President
WorldWide Web NetworX Corporation


Accepted and Agreed:

eMARKETPLACES, INC.


By:   /s/ Edward Foster
      ----------------------------
      Name:  Edward Foster
      Title: President
      Date:  March 22, 2001


INTERNATIONAL COMMERCE EXCHANGE SYSTEMS, INC.


By:   /s/ Mordechai Gelber
      ----------------------------
      Name:  Mordechai Gelber
      Title: Vice President
      Date:  March 22, 2001